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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

        Date of Report (Date of earliest event reported) : March 1, 2001

                          MERRILL LYNCH DEPOSITOR, INC.
              (ON BEHALF OF PUBLIC STEERS SERIES 1999 REN-C1 TRUST)
             (Exact name of registrant as specified in its charter)

     DELAWARE             333-64767                    13-3891329
  (State or other        (Commission                (I. R. S. Employer
  jurisdiction  of        File Number)              identification No.)
  incorporation)

 WORLD FINANCIAL CENTER,                                    10281
  NEW YORK,  NEW YORK                                    (Zip Code)
(Address of principal
  executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  Not Applicable

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

                  Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not Applicable




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ITEM 5.           OTHER EVENTS

              1. Distribution to holders of the STEERS Trust, Series 1999 REN-C1 Class A Certificates on March 1, 2001.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

                  Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial statements of business acquired.

                           Not applicable

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c)      Exhibits.

                           1. Trustee's report in respect of the March 1, 2001 distribution to holders of the STEERS Trust, Series 1999 REN-C1 Class A Certificates.

ITEM 8.           CHANGE IN FISCAL YEAR

                  Not Applicable.

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                  Not Applicable

                                                  SIGNATURES

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                                  MERRILL LYNCH DEPOSITOR, INC.

         Date: March 14, 2001                     By:  /s/ Barry N. Finkelstein
                                                  Name:    Barry N. Finkelstein
                                                  Title:   President


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                                  EXHIBIT INDEX


               1. Trustee's report in respect of the March 1, 2001 distribution to holders of the STEERS Trust , Series 1999 REN-C1 Class A Certificates.